SCHEDULE 14A
                               (RULE 14A-101)
                          SCHEDULE 14A INFORMATION
        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                            EXCHANGE ACT OF 1934

Filed by the Registrant   (X)

Filed by a Party other than the Registrant ( )

Check the appropriate box:

(  )    Preliminary Proxy Statement

(  )    CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
        RULE 14A-6(E)(2))

(  )    Definitive Proxy Statement

(  )    Definitive Additional Materials

(X )    Soliciting Material Pursuant to Rule 14a-12


                                 FILING BY:


                           US AIRWAYS GROUP, INC
       -------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)


    ---------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

(X )   No fee required

(  )   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)    Title of each class of securities to which transaction applies:

              --------------------------------------------------------------

       (2)    Aggregate number of securities to which transaction applies:

              -------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              -------------------------------------------------------------

       (4)    Proposed maximum aggregate value of transaction:

              -------------------------------------------------------------

       (5)    Total fee paid:

              -------------------------------------------------------------

( ) Fee paid previously with preliminary materials.

       (  )   Check box if any part of the fee is offset as provided by
              Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)    Amount Previously Paid:

              --------------------------------------------------------------

       (2)    Form, Schedule or Registration Statement No.:

              --------------------------------------------------------------

       (3)    Filing Party:

              --------------------------------------------------------------

       (4)    Date Filed:

              --------------------------------------------------------------


          AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON
                                MAY 25, 2000






                                   DC Air
                                An Overview

                                May 25, 2000


                                 [Slide 1]




DC Air Will Be A New Competitive Presence In Washington, D.C.

o       Based at Washington Reagan National (DCA)
o Composed of the Majority of US Airways' Route Structure Currently Served From DCA
o Will Initially Offer Jet, Regional Jet and Turboprop Services As It Transitions To "All Jet" Service
o       Will Ensure New Competition And Consumer Benefits
o Will Serve 44 Airports with 222 Daily Departures and Carry 3 Million Passengers Each Year

                                 [Slide 2]




DC Air Network

44 Airports
222 Daily Departures               [Map of the Eastern Part of the United
                                   States Depicting DC Air Routes]


                                 [Slide 3]




                 DC Air Will Operate 111 Daily Round Trips
                      From DCA Using A Mix Of Aircraft

                       Current             Initial DC Air
US Airways              Trips                 Aircraft

Albany, NY               3      3          Regional Jet
Allentown, PA            1      1          Turboprop
Atlanta, GA              4      4          Regional Jet
Birmingham, AL           2      2          Regional Jet
Buffalo, NY              3      3          Regional Jet
Burlington, VT           3      2          Regional Jet
Charleston, SC           3      3          Regional Jet
Charleston, WV           3      3          Regional Jet
Charlotte, NC           10      2          Turboprop
Columbia, SC             2      2          Regional Jet
Columbus, OH             3      3          Regional Jet
Dayton, OH               3      3          Regional Jet
Detroit, MI              -      3          Regional Jet
Fort Lauderdale, FL      2      2          B737
Greensboro, NC           4      3          Turboprop
Greenville, SC           3      2          Turboprop
Hartford, CT             4      4          B737
Huntsville, AL           3      2          Regional Jet
Indianapolis, IN         3      3          Regional Jet
Jacksonville, FL         2      3          B737
Kansas City, MO          3      3          B737
Knoxville, TN            3      3          Turboprop
Lewisburg, WV**          1      1          Turboprop
Little Rock, AR          -      2          Regional Jet
Louisville, KY           3      2          Regional Jet
Manchester, NH           2      2          Regional Jet
Morgantown, WV           2      2          Turboprop
Nashville, TN            3      3          Regional Jet
New Orleans, LA          2      2          B737
Norfolk, VA              9      4          Regional Jet
Orlando, FL              2      3          B737
Philadelphia, P          9      2          Turboprop
Pittsburgh, PA           6      2          Turboprop
Portland, ME             3      3          Regional Jet
Providence, RI           4      4          Regional Jet
Raleigh-Durham, NC       5      4          Regional Jet
Richmond, VA             1      1          Turboprop
Roanoke, VA              2      1          Turboprop
Rochester, NY            3      3          Regional Jet
Syracuse, NY             3      3          Regional Jet
Tampa, FL                2      3          B737
West Palm Beach, FL      2      2          B737
White Plains, NY         7      4          Turboprop
Total                  138    111

------------

**   ESSENTIAL AIR SERVICE MARKET

                                 [Slide 4]



DC Air Transition Plan

o US Airways Will Transfer Existing Assets And Certificate from Commuter Subsidiary To DC Air
        -      Including Appropriate Management Structure
        -      Employees
        -      Eight Turboprop Aircraft
o DC Air Will Operate Its Jet Aircraft Under Contract As It Hires And Trains Additional Staff
        -      10 B737-200 Wet-Leased From United
        - 19 Regional Jets Currently Operated Under Contract By US Airways Express Affiliates

                                 [Slide 5]



DC Air Will Commence Operations With Necessary Slots And Facilities

o        222 Slots At Washington Reagan National
o        Assume Leases on Necessary Facilities

                                 [Slide 6]



After The Initial Transition Period, DC Air Will Become An "All Jet" Carrier

                                 [Slide 7]



Employee Profile

o       Initial Transition Period
        - Management Structure and Sufficient Employees To Staff Key Airports and 8 Turboprops
        -      Hiring And Training Programs In Place To Match Aircraft
               Deliveries
o       After Initial Transition
        -      Approximately 1,2000 Employees Flying 37 Aircraft

                                 [Slide 8]




In connection with the merger of US Airways with a wholly-owned subsidiary of UAL Corporation, US Airways will be filing a proxy statement with the United States Securities and Exchange Commission (the "SEC"). STOCKHOLDERS OF US AIRWAYS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Information concerning participants in the solicitation of proxies by US Airways from stockholders to approve the merger is contained in the Schedule 14A filed by US Airways with the SEC on May 25, 2000.


                                 [Slide 9]